UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 13, 2014

Cal Dive International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200 Houston, Texas (Address of principal executive offices)		77042 (Zip Code)

(713) 361-2600 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) & (e)  On June 18, 2014, Cal Dive International, Inc. (the "Company") announced the voluntary resignation of Brent D. Smith, the Company's Executive Vice President, Chief Financial Officer and Treasurer, effective June 13, 2014, to pursue other opportunities.  There were no disagreements between the Company and Mr. Smith on any matter relating to the Company's operations, policies or practices.  In consideration of Mr. Smith's agreement to be available to the Company as needed during the transition and his release of the Company from any claims, the Compensation Committee of the Company decided to accelerate vesting of Mr. Smith's 110,667 shares of Company restricted stock that would have vested within 12 months of his termination date.

The Company has commenced a search for a new Chief Financial Officer, and until a replacement is named, Mr. Quinn J. Hébert, the Company's Chairman, President and Chief Executive Officer, will assume the additional responsibilities of Chief Financial Officer of the Company.

Also, effective June 16, 2014, Charles J. Boyle, the Company's current Vice President – Accounting, was appointed to serve as Chief Accounting Officer of the Company.  Mr. Boyle, age 60, joined the Company as Vice President of Accounting, with the Company's acquisition of Horizon Offshore, Inc. in December 2007.  In connection with his appointment as Chief Accounting Officer, Mr. Boyle will receive an annual salary of $264,000 and will be eligible for a bonus opportunity based upon achievement of the Company's financial performance goals and personal performance goals, ranging from $70,000 (for achievement of minimum performance goal) to $150,000 (for achievement of maximum performance goal).  Mr. Boyle also executed an indemnity agreement with the Company in the same form that has been executed by the Company's other officers.

The form of indemnity agreement is attached as Exhibit 10.1 to this current report on Form 8-K.  Also, a copy of the Company's press release announcing the Chief Financial Officer resignation is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01                          Financial Statements and Exhibits.

   (d)            Exhibits.

The exhibits to this Current Report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Quinn J. Hébert
Quinn J. Hébert Chairman, President and Chief Executive Officer

Date:   June 18, 2014

Exhibit Index

Exhibit No.	Description
10.1
Form of Indemnity Agreement by and between Cal Dive International, Inc. and each of its directors and executive officers (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K (File No. 001-33206) filed with the Securities and Exchange Commission on May 11, 2007).

99.1	Press release issued by Cal Dive International, Inc. on June 18, 2014 announcing the resignation of its Chief Financial Officer.